UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2016

Warren Resources, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-33275	11-3024080
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 17th Street, Suite 720 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 403-8125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Effective August 24, 2016, Warren Resources, Inc. (the “Company”) made the decision to secure a new independent registered public accounting firm. As a consequence, the Company decided to dismiss Grant Thornton LLP as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the audit committee of the Board of Directors of the Company.

During the Company’s last two fiscal years ended December 31, 2015 and December 31, 2014, and the subsequent period through August 24, 2016, there were (i) no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The report of Grant Thornton, LLP regarding the Company’s financial statements for each of the fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Grant Thornton LLP on the Company’s financial statements for the fiscal year ended December 31, 2015 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

The Company provided Grant Thornton LLP with a copy of this Current Report on Form 8-K, and requested that Grant Thornton LLP provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter provided by Grant Thornton LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K..

On August 24, 2016 the Company engaged MaloneBailey, LLP as the Company’s new independent registered public accounting firm. The decision to pursue the engagement of MaloneBailey, LLP was approved by the Board of Directors of the Company. MaloneBailey, LLP will be reviewing the financial statements that are to be included in the Quarterly Reports for the periods ended March 31, 2016 and June 30, 2016. MaloneBailey, LLP did not prepare or provide any financial reports for any periods prior to the date of engagement, nor did it prepare or provide any financial reports for, or prior to, the year ended December 31, 2015. Neither the Company, nor any person on behalf of the Company, consulted with MaloneBailey, LLP during the Company’s two most recent fiscal years or the subsequent interim period prior to the engagement of MaloneBailey, LLP and the dismissal of Grant Thornton LLP.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description

16.1	Letter dated August 30, 2016 from Grant Thornton LLP to the Securities and Exchange Commission regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARREN RESOURCES, INC.

Date: August 30, 2016	By:	/s/ James A. Watt
Name: James A. Watt
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter dated August 30, 2016 from Grant Thornton LLP to the Securities and Exchange Commission regarding the change in certifying accountant.